UNITED  STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2020

TEXAS PACIFIC LAND TRUST

(Exact name of Registrant as Specified in its charter)

NOT APPLICABLE	1-737	75-0279735
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1700 Pacific Avenue Suite 2900
Dallas Texas	75201
(Address of principal executive offices)	(Zip code)

214-969-5530

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Sub-shares in Certificates of Proprietary Interest (par value $0.03-1/3 per share)	TPL	New York Stock Exchange

Indicate check mark whether the reistrant is an emerging growth company as defined in Rule 405 of the Securities Act of

1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on June 11, 2020, in connection with the plan of Texas Pacific Land Trust (the “Trust”) to reorganize (the “corporate reorganization”) into a corporation formed under Delaware law (the “New Corporation”), the Trust entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”) with Horizon Kinetics LLC and Horizon Kinetics Asset Management LLC (together with Horizon Kinetics LLC and collectively with their affiliates, “Horizon”), SoftVest Advisors, LLC and SoftVest, L.P. (together with SoftVest Advisors, LLC and collectively with their affiliates, “SoftVest”) and Mission Advisors, LP (together with Horizon and SoftVest, the “Stockholders”).

The Stockholders’ Agreement, which establishes certain features of governance for the New Corporation, provides that the agreement will terminate if the corporate reorganization has not been completed by December 31, 2020 (the “Outside Date”). As the Trust currently plans to complete the corporate reorganization during January 2021, the Trust and the Stockholders have entered into the First Amendment to Settlement Agreement, dated December 14, 2020 (the “Amendment”), to change the Outside Date to January 31, 2021.

Other than as expressly modified pursuant to the Amendment, the Stockholders’ Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Trust with the U.S. Securities and Exchange Commission on June 15, 2020, remains in full force and effect.

The foregoing description of the Amendment is qualified by the full text of such amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment to Stockholders’ Agreement dated December 14, 2020.
104	Cover Page Interactive Data File (embedded within the Incline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND TRUST

Date: December 14, 2020	By:	/s/ Robert J. Packer
Robert J. Packer
General Agent and Chief Financial Officer

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